Exhibit 99.1

NewsRelease

DYNAMICS RESEARCH CORPORATION

60 FRONTAGE ROAD, ANDOVER, MASSACHUSETTS 01810-5423	TEL. 978/289-1500	www.drc.com

DRC REPORTS THIRD QUARTER 2009 RESULTS

--- Strong Bookings and Contract Awards Support Positive Outlook for 2010 ---

Andover, Mass. - October 27, 2009 - Dynamics Research Corporation (Nasdaq: DRCO), a leading provider of innovative management consulting, engineering, technical and information technology services and solutions to federal and state governments, today announced operating results for the third quarter ended September 30, 2009.

Financial Results

The Company reported revenue of $69.2 million for the third quarter of 2009 as compared with $63.5 million for the same period in 2008.  Reported revenue rose 9 percent on a year-over-year basis, including organic revenue growth of 2.4 percent.  Net income for the third quarter of 2009 was $3.0 million, or $0.30 per diluted share, compared with a net loss of $0.2 million for the same period in 2008, which included a 2008 provision for litigation of $2.4 million, which reduced earnings by $0.24 per diluted share.  Excluding the litigation provision, net income would have been $2.1 million, or $0.22 per diluted share, for the three months ended September 30, 2008.  The results for the third quarter of 2009 included $0.05 of non-recurring tax benefits.

For the nine months ended September 30, 2009 revenue was $207.4 million compared with $175.3 million for the same period in 2008.  For the nine month period ended September 30, 2009 net income was $6.8 million, or $0.69 per diluted share, compared with a net loss of $3.9 million for the same period in 2008, which included a 2008 provision for litigation of $9.1 million, which reduced earnings by $0.94 per diluted share.  Excluding the litigation provision net income would have been $5.2 million, or $0.53 per diluted share for the nine months ended September 30, 2008.

Business Highlights

“We’re extremely pleased with the record level of bookings and contract awards this quarter. Clearly, our diversification strategy into the high growth markets we have selected is working,” said Jim Regan, DRC’s chairman and chief executive officer.  “Our mix of prime contracts, at eighty-five percent, is also a strong indicator that the company’s focus on winning large agency-wide contract vehicles is meeting with success.  While delays in contract awards this quarter have dampened our revenue expectations for 2009, strong bookings in the quarter have strengthened our outlook for 2010.  In summary, it has been another solid quarter of execution, our thirteenth consecutive quarter of earnings improvement.”

Company Guidance

The Company’s estimate for revenue for 2009 is in the range of $277 to $280 million.  Regarding earnings for 2009 the Company anticipates results to be in the range of $1.00 to $1.02 per diluted share.  For the fourth quarter of 2009 the Company anticipates revenue in the range of $69 to $72 million and earnings per diluted share of $0.31 to $0.33.

Conference Call

The Company will conduct a third quarter 2009 conference call tomorrow, October 28, 2009 at 10:00 a.m. ET.  The call will be available via telephone at (877) 856-1955, and accessible via Web cast at www.drc.com.  Recorded replays of the conference call will be available on Dynamics Research Corporation’s investor relations home page at www.drc.com and by telephone at (888) 203-1112, passcode #7127440, beginning at 12:00 p.m. ET October 28, 2009 through 11:59 p.m. ET November 11, 2009.

About Dynamics Research Corporation

Dynamics Research Corporation (DRC) is a leading provider of mission-critical technology management services and solutions for government programs.  DRC offers the capabilities of a large company and the responsiveness of a small company, backed by a history of excellence and customer satisfaction.  Founded in 1955, DRC is a publicly held corporation (Nasdaq: DRCO) and maintains more than 25 offices nationwide with major offices in Andover, Massachusetts and the Washington, D.C. area.  For more information please visit our website at www.drc.com.

Safe Harbor

Safe harbor statements under the Private Securities Litigation Reform Act of 1995: Some statements contained or implied in this news release, may be considered forward-looking statements, which by their nature are uncertain. Consequently, actual results could materially differ.  For more detailed information concerning how risks and uncertainties could affect the Company's financial results, please refer to DRC's most recent filings with the SEC.  The Company assumes no obligation to update any forward-looking information.

The non-GAAP measures used by the Company exclude the provision for litigation charges and related effect for income taxes.  The required reconciliations and other disclosures for the non-GAAP measures used by the Company are set forth later in this press release and/or the Current Report on Form 8-K to be filed with the SEC on October 28, 2009.

ATTACHMENT I

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Three Months Ended
	September 30,
	2009	2008
Contract revenue	$67,504	$62,300
Product sales	1,733	1,191
Total revenue	69,237	63,491

Cost of contract revenue	56,882	52,256
Cost of product sales	1,491	1,271
Total cost of revenue	58,373	53,527

Gross profit on contract revenue	10,622	10,044
Gross profit (loss) on product sales	242	(80)
Total gross profit	10,864	9,964

Selling, general and administrative expenses	5,911	5,529
Provision for litigation	-	6,000
Amortization of intangible assets	809	718
Operating income (loss)	4,144	(2,283)
Interest expense, net	(434)	(424)
Other income, net	264	39
Income (loss) before provision for income taxes	3,974	(2,668)
Provision (benefit) for income taxes	1,019	(2,436)
Net income (loss)	$2,955	$(232)

Earnings (loss) per common share
Basic	$0.31	$(0.02)
Diluted	$0.30	$(0.02)

Weighted average shares outstanding
Basic	9,678,983	9,487,155
Diluted	9,983,825	9,487,155

ATTACHMENT II

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Nine Months Ended
	September 30,
	2009	2008
Contract revenue	$202,835	$170,781
Product sales	4,589	4,481
Total revenue	207,424	175,262

Cost of contract revenue	169,840	144,067
Cost of product sales	4,581	4,269
Total cost of revenue	174,421	148,336

Gross profit on contract revenue	32,995	26,714
Gross profit on product sales	8	212
Total gross profit	33,003	26,926

Selling, general and administrative expenses	18,756	16,077
Provision for litigation	-	14,819
Amortization of intangible assets	2,754	1,737
Operating income (loss)	11,493	(5,707)
Interest expense, net	(1,530)	(705)
Other income, net	585	207
Income (loss) before provision for income taxes	10,548	(6,205)
Provision (benefit) for income taxes	3,772	(2,346)
Net income (loss)	$6,776	$(3,859)

Earnings (loss) per common share
Basic	$0.70	$(0.41)
Diluted	$0.69	$(0.41)

Weighted average shares outstanding
Basic	9,631,659	9,471,420
Diluted	9,840,605	9,471,420

ATTACHMENT III

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	September 30,	December 31,
	2009	2008
Assets
Current assets
Cash and cash equivalents	$213	$7,111
Contract receivables, net	71,925	71,438
Prepaid expenses and other current assets	4,622	2,491
Total current assets	76,760	81,040
Noncurrent assets
Property and equipment, net	9,238	9,349
Goodwill	97,641	97,641
Intangible assets, net	4,625	7,379
Deferred tax asset	10,314	10,396
Other noncurrent assets	3,146	3,125
Total noncurrent assets	124,964	127,890
Total assets	$201,724	$208,930

Liabilities and stockholders' equity
Current liabilities
Current portion of long-term debt	$8,000	$8,000
Accounts payable	15,659	18,095
Accrued compensation and employee benefits	17,121	13,644
Deferred taxes	9,670	2,670
Other accrued expenses	2,720	24,760
Total current liabilities	53,170	67,169
Long-term liabilities
Long-term debt	28,298	30,000
Other long-term liabilities	30,611	30,286
Total stockholders' equity	89,645	81,475
Total liabilities and stockholders' equity	$201,724	$208,930

ATTACHMENT IV

DYNAMICS RESEARCH CORPORATION
SUPPLEMENTAL INFORMATION (unaudited)
(dollars in thousands)

Contract revenues were earned from the following sectors:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
National defense and intelligence agencies	$36,874	$39,878	$110,609	$117,983
Federal civilian agencies	10,731	9,592	32,572	23,024
Homeland security	13,540	6,106	40,302	9,054
State and local government agencies	5,947	6,215	18,251	18,824
Other	412	509	1,101	1,896
	$67,504	$62,300	$202,835	$170,781

Revenues by contract type as a percentage of contract revenue were as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Time and materials	41%	49%	43%	50%
Fixed price, including service-type contracts	40	33	38	31
Cost reimbursable	19	18	19	19
	100%	100%	100%	100%

Prime contract	70%	68%	71%	61%
Sub-contract	30	32	29	39
	100%	100%	100%	100%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net cash provided by (used in) operating activities	$(8,219)	$14,564	$(111)	$20,061
Capital expenditures	$1,456	$696	$2,283	$1,509
Depreciation	$790	$768	$2,326	$2,187
Bookings	$88,547	$73,505	$214,026	$201,755

	September 30,	December 31,
	2009	2008
Funded backlog	$153,691	$149,201
Employees	1,506	1,503

ATTACHMENT V

DYNAMICS RESEARCH CORPORATION
NON-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2008	2008
Contract revenue	$62,300	$170,781
Product sales	1,191	4,481
Total revenue	63,491	175,262

Cost of contract revenue	52,256	144,067
Cost of product sales	1,271	4,269
Total cost of revenue	53,527	148,336

Gross profit on contract revenue	10,044	26,714
Gross profit (loss) on product sales	(80)	212
Total gross profit	9,964	26,926

Selling, general and administrative expenses	5,529	16,077
Provision for litigation	-	-
Amortization of intangible assets	718	1,737
Non-GAAP operating income	3,717	9,112
Interest expense, net	(424)	(705)
Other income, net	39	207
Non-GAAP income before provision for income taxes	3,332	8,614
Non-GAAP provision for income taxes	1,197	3,411
Non-GAAP net income	$2,135	$5,203

Earnings per common share
Basic	$0.23	$0.55
Diluted	$0.22	$0.53

Weighted average shares outstanding
Basic	9,487,155	9,471,420
Diluted	9,683,035	9,728,707

ATTACHMENT VI

DYNAMICS RESEARCH CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
(in thousands, except share and per share data)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2008	2008
GAAP operating loss	$(2,283)	$(5,707)
Provision for litigation	6,000	14,819
Non-GAAP operating income	$3,717	$9,112

GAAP loss before provision for income taxes	$(2,668)	$(6,205)
Provision for litigation	6,000	14,819
Non-GAAP income before provision for income taxes	$3,332	$8,614

GAAP benefit for income taxes	$(2,436)	$(2,346)
Tax benefit for provision for litigation	3,633	5,757
Non-GAAP provision for income taxes	$1,197	$3,411

GAAP net loss	$(232)	$(3,859)
Provision for litigation, net of tax benefit	2,367	9,062
Non-GAAP net income	$2,135	$5,203

Earnings (loss) per common share
GAAP Basic	$(0.02)	$(0.41)
Per share effect of provision for litigation	0.25	0.96
Non-GAAP Basic	$0.23	$0.55

GAAP Diluted	$(0.02)	$(0.41)
Per share effect of provision for litigation	0.24	0.94
Non-GAAP Diluted	$0.22	$0.53

Weighted average shares outstanding
Basic (GAAP diluted for 2008)	9,487,155	9,471,420
Diluted (Non-GAAP for 2008)	9,683,035	9,728,707

CONTACT:	Darrow Associates, Inc.
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